Derivative Liability (Tables)	9 Months Ended
Feb. 28, 2015
Summary of Fair Value Derivative Liability and Linked Common Shares

The following tables summarize the fair value of the derivative liability and linked common shares as of the derivative liability inception dates (September 26, 2014 and February 6, 2015) at February 28, 2015:

	September 26, 2014	February 6, 2015	February 28, 2015
Total derivative liability	$767,038	$403,266	$714,294

Shares indexed to derivative liability	2,000,000	1,500,000	3,500,000

Significant Inputs and Assumptions Used in Binomial Lattice Model for Derivative Liability

Significant inputs and assumptions used in the Binomial Lattice Model for the derivative liability are as follows:

	September 26, 2014	February 6, 2015	February 28, 2015
Quoted market price on valuation date	$0.79	$0.96	$0.84
Contractual conversion rate	$1.00	$1.00	$1.00
Adjusted conversion price (a)	$0.9759	$1.0000	$1.0000
Contractual term to maturity (years)	2.00	0.49	0.43 – 1.58
Expected volatility	123%	124%	90% – 114%
Contractual interest rate	5%	2%	1.5% – 5.0%
Risk-free rate	0.59%	0.045%	0.041% – 0.48%
Risk adjusted rate	2.69%	2.78%	2.80%
Probability of event of default	5.00%	5.00%	5.00%

(a)	The adjusted conversion price input used in the Binomial Lattice Model considers the potential for an adjustment to the stated conversion price due to a future dilutive issuance. This input was calculated using a probability-weighted approach which considered the likelihood of various scenarios occurring including (i) potential success or failure of various phases for PRO 140, (ii) the probability the Company will enter into a future financing and (iii) and the potential price of a future financing.